First Quarter 2020 Earnings Conference Call April 29, 2020 Proprietary and Confidential

Safe Harbor and Non-GAAP Financial Measures Note Regarding Forward-Looking Statements: Certain statements and information included in this presentation are “forward-looking statements” under the Federal Private Securities Litigation Reform Act of 1995, including our forecast, outlook, expectations regarding market trends and economic environment; impact of the COVID-19 pandemic on earnings, depreciation, commercial rental demand, capital expenditures, sales for ChoiceLease and other products and services, automotive production, and comparable tax rates; the adequacy of steps we have taken to mitigate the negative impacts of COVID-19 on our operations; demand, sales and pricing in used vehicle sales; residual values and depreciation expense; adjusted return on equity, operating revenue growth, operating cash flow; free cash flow, capital expenditures; leverage; the impact and adequacy of steps we have taken to address our cost structure and improve returns; and our ability to successfully implement our maintenance cost-savings initiatives and asset management strategy to right size our fleet. All of our forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, the duration and severity of the COVID-19 pandemic and governmental responses thereto; our ability to adapt to changing market conditions, lower than expected contractual sales, decreases in commercial rental demand or utilization or poor acceptance of rental pricing, worsening of market demand for or excess supply of used vehicles impacting current and/or estimated pricing and our anticipated proportion of retail versus wholesale sales, lack of customer demand for our services, higher than expected maintenance costs, lower than expected benefits from our cost- savings initiatives, lower than expected benefits from our sales, marketing and new product initiatives, higher than expected costs related to our ERP implementation, setbacks or uncertainty in the economic market or in our ability to grow and retain profitable customer accounts, implementation or enforcement of regulations, decreases in freight demand or volumes, used vehicle inventory levels, poor operational execution including with respect to new accounts and product launches, our difficulty in obtaining adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, business interruptions or expenditures due to labor disputes, severe weather or natural occurrences, competition from other service providers and new entrants, lower than anticipated customer retention levels, loss of key customers, driver and technician shortages resulting in higher procurement costs and turnover rates, higher than expected bad debt reserves or write-offs, changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs, adequacy of accounting estimates, higher than expected reserves and accruals particularly with respect to pension, taxes, depreciation, insurance and revenue, impact of changes in our residual value estimates and accounting policies, including our depreciation policy, the sudden or unusual changes in fuel prices, unanticipated currency exchange rate fluctuations, our ability to manage our cost structure, and the risks described in our filings with the Securities and Exchange Commission (SEC). The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Note Regarding Non-GAAP Financial Measures: This news release includes certain non-GAAP financial measures as defined under SEC rules, including: Comparable Earnings Measures, including comparable earnings from continuing operations; comparable earnings per share from continuing operations; comparable earnings before income tax; comparable earnings before interest, income tax, depreciation and amortization for Ryder and its business segments; and comparable tax rate. Additionally, our adjusted return on equity (ROE), adjusted return on capital (ROC) and adjusted return on capital spread (ROC spread) measures are calculated based on adjusted earnings items. Operating Revenue Measures, including operating revenue for Ryder and its business segments, and segment EBT as a percentage of operating revenue. Cash Flow Measures, including total cash generated and free cash flow. Debt Measures, including total obligations and total obligations to equity. Refer to Appendix - Non-GAAP Financial Measures for reconciliations of the non-GAAP financial measures contained in this presentation to the nearest GAAP measure. Additional information regarding non-GAAP financial measures as required by Regulation G and Item 10(e) of Regulation S-K can be found in our most recent Form 10-K, Form 10-Q, and our Form 8-K filed with the SEC as of the date of this presentation, which are available at http://investors.ryder.com. All amounts subsequent to January 1, 2017 have been recast to reflect the impact of the lease accounting standard, ASU 2016-02, Leases. Amounts throughout the presentation may not be additive due to rounding. @ 2019 Ryder System, Inc. 2 All Rights Reserved

Contents • First Quarter 2020 Results Overview • Outlook & Action Plans • Q & A @ 2019 Ryder System, Inc. 3 All Rights Reserved

1st Quarter Results Overview • Total revenue decreased 1% and operating revenue increased 1% vs. prior year • Earnings (loss) per diluted share from continuing operations was $(2.09) vs. $0.87 in 1Q19 • Comparable earnings (loss) per share from continuing operations was $(1.38) vs. $1.11 in 1Q19 — Results included $1.13 of higher depreciation expense (non-cash) due to vehicle residual value estimate changes (effective July 1, 2019) and were negatively impacted by lower commercial rental performance — An estimated $70M pre-tax impact from COVID-19 also negatively impacted results @ 2019 Ryder System, Inc. 4 All Rights Reserved

Key Financial Statistics First Quarter ($Millions, Except Per Share Amounts) 2020 2019 %B/(W) Total Revenue $ 2,161 $ 2,180 (1)% Fuel and Subcontracted Transportation (381) (421) (10)% ChoiceLease Liability Insurance Revenue (1) (9) (9) 10 % Operating Revenue $ 1,771 $ 1,750 1 % Earnings (Loss) Per Share from Continuing Operations $ (2.09) $ 0.87 NM Comparable Earnings (Loss) Per Share from Continuing Operations $ (1.38) $ 1.11 NM Memo: Earnings (Loss) from Continuing Operations $ (109.1) $ 45.9 NM Comparable EBITDA $ 518.5 $ 532.3 (3)% Average Shares (Millions) - Diluted 52.3 52.6 Tax Rate / (Benefit) from Continuing Operations (4.0)% 32.7 % Comparable Tax Rate / (Benefit) from Continuing Operations (20.6)% 27.6 % Adjusted Return on Equity (Trailing 12 months) (4.8) % 12.2 % NM - Not Meaningful (1) In the first quarter of 2020, we announced our plan to exit the extension of our liability insurance coverage for ChoiceLease customers. The exit of this program is estimated to be completed in the second quarter of 2021. We have revised our definition of operating revenues to exclude the revenues associated with this program for better comparability of our on- going operations. @ 2019 Ryder System, Inc. 5 All Rights Reserved

1st Quarter Results Overview – FMS

- **Fleet Management Solutions (FMS) total revenue down 1% and FMS operating revenue up 2%**
  - Higher ChoiceLease revenue (up 7%) was partially offset by lower Commercial Rental revenue (down 13%)
- **FMS earnings declined to a loss of $(115)M from a profit of $61M in the prior year, reflecting higher depreciation expense related to previously announced residual value estimate change, impacts from COVID-19 and lower commercial rental performance**
  - $80M in higher depreciation expense related to reduced residual value estimates
  - Earnings benefited from ChoiceLease fleet growth and higher pricing
- **Estimated FMS pre-tax earnings impact of approximately $60M from COVID-19 primarily reflecting:**
  - $48M in additional depreciation due to lower expected used vehicle pricing
  - approximately $8M incrementally lower commercial rental demand trends late in 1Q20
  - no substantial impact on ChoiceLease revenue
    - increased bad debt reserves by $6M due to slower customer payment activity
    - lower lease sales activity and increased use of redeployed vehicles to fulfill new lease contracts expected to result in reduced capital expenditures

@ 2019 Ryder System, Inc.
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1st Quarter Used Vehicle Sales Update - FMS • Sold 5,500 used vehicles during the first quarter, up 12% from the prior year and down (8)% sequentially • Used vehicles inventory was 11,600 at quarter end, up from 7,600 in the prior year – Increased by 2,200 vehicles sequentially due to higher lease replacement activity • Proceeds per unit were down 26% for tractors and down 6% for trucks in the first quarter compared with prior year – Proceeds per unit were up 1% for tractors and down 2% for trucks, sequentially @ 2019 Ryder System, Inc. 7 All Rights Reserved

1st Quarter Results Overview – SCS • Supply Chain Solutions (SCS) total revenue down 1% and operating revenue down 2% – SCS total and operating revenue decreased reflecting previously announced lost business and lower automotive volumes due to COVID-19, partially offset by higher pricing and non-automotive volumes • SCS earnings before tax (EBT) decreased due to COVID-19 impacts, prior year insurance rebates and increased medical expenses – earnings benefited from higher pricing and increased volumes with non- automotive customers • Estimated SCS pre-tax earnings impact of $10M from COVID-19, primarily reflecting $6M from automotive industry production shutdowns @ 2019 Ryder System, Inc. 8 All Rights Reserved

1st Quarter Results Overview – DTS • Dedicated Transportation Solutions (DTS) total revenue down 4% and DTS operating revenue increased slightly – DTS total revenue reflects lower subcontracted revenue and lower fuel costs passed through to customers – DTS operating revenue reflects higher volumes and pricing, mostly offset by lost business • DTS earnings before tax (EBT) decreased due to $4M impact from change in residual value estimates for vehicles used by DTS, prior year insurance rebates, and increased bad debt reserves and medical expenses – impacts partially offset by higher pricing and volumes • No material impact from COVID-19 @ 2019 Ryder System, Inc. 9 All Rights Reserved

Capital Expenditures ($ Millions) First Quarter 2020 $ 2020 2019 O/(U) 2019 ChoiceLease $ 313 $ 817 $ (504) Commercial Rental 53 257 (204) Operating Property and Equipment 26 40 (14) Gross Capital Expenditures 392 1,114 (722) Less: Proceeds from Sales (Primarily Revenue Earning Equipment) (103) (103) — Net Capital Expenditures $ 289 $ 1,010 $ (721) Expected range for FY20 gross capital expenditures is $1.0 - 1.4B, lower than the forecast prior to COVID-19 of $2.1B and below prior year of $3.6B, resulting in record free cash flow in 2020 @ 2019 Ryder System, Inc. 10 All Rights Reserved

Cash Flow and Leverage Year-to-Date ($ Millions) 2020 2019 Earnings from Continuing Operations $ (109) $ 46 Depreciation 523 377 Used Vehicle Sales, Net 21 8 Amortization and Other Non-Cash Charges, Net 67 64 Pension Contributions (1) (8) Collections from Sales-type Leases 27 34 Changes in Working Capital and Deferred Taxes (88) (36) Cash Provided by Operating Activities 439 485 Proceeds from Sales (Primarily Revenue Earning Equipment) 103 103 Total Cash Generated 542 589 Capital Expenditures (1) (431) (1,027) Free Cash Flow $ 111 $ (438) Debt to Equity (2) 364% 278% (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Target debt to equity range is 250 - 300%. @ 2019 Ryder System, Inc. 11 All Rights Reserved

Contents • First Quarter 2020 Results • Outlook & Action Plans • Q & A @ 2019 Ryder System, Inc. 12 All Rights Reserved

Outlook - Impacts from COVID-19 Crisis • Given the uncertainty relating to the magnitude and duration of COVID-19, the company is not providing financial guidance at this time ◦ Substantial liquidity available following recent financing transactions, including $1B in cash, $565M in available revolver borrowings and $100M available under receivables-backed facility (as of 4/28/20) ◦ Accelerating depreciation to reflect expected lower residual values for vehicles expected to be sold by mid-2021, particularly trucks ◦ Redeploying rental vehicles into contractual product lines ◦ Auto production expected to resume throughout May - SCS auto customer volumes expected to improve ◦ Increasing bad debt reserves, primarily in FMS, due to slower customer payment activity ◦ Lower comparable tax rate of ~20% expected for FY20 due to COVID-19 effects ◦ Reducing discretionary costs and overhead expenses - $20M estimated in 2Q @ 2019 Ryder System, Inc. 13 All Rights Reserved

Financial Model Our primary financial target relates to Return on Equity Adjusted Return on Equity Interim target 11% Long-term target over the cycle 15% Component drivers to achieve ROE target include: Operating Revenue Growth Fleet Management Mid Single Digit Supply Chain & Dedicated High Single Digit EBT as % of Operating Revenue All Segments High Single Digit Leverage (Debt-to-Equity) 250 - 300% @ 2019 Ryder System, Inc. 14 All Rights Reserved

Progress on Actions to Increase Returns

- Continue to implement meaningful **ChoiceLease price increase**
  - Revenue per unit on new lease business is up mid-single digits compared to new lease vehicles in the prior year due to 2019 price increases
  - Additional mid-single digit price increase on new ChoiceLease capital in 1Q20
- On target for 2020 expected annual savings from **multi-year maintenance initiative**
  - $30M savings in 2020; $50M+ savings program to date
- **Discontinued liability extension program** on customer lease vehicles
  - Full year 2020 expected savings of $37M; reduces future exposure
- Leveraging inside sales, enhanced used vehicle sales website and additional sales locations to maximize volume through **retail used vehicle sales network**

Opportunity to provide even greater levels of products and services as new supply chain and logistics trends emerge in a post-COVID-19 environment

@ 2019 Ryder System, Inc.
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Contents • First Quarter 2020 Results • Outlook & Action Plans • Q & A @ 2019 Ryder System, Inc. 16 All Rights Reserved

Q&A @ 2019 Ryder System, Inc. 17 All Rights Reserved

Appendix Segment Comparable EBITDA ChoiceLease Fleet Count - Active Fleet Key Financial Statistics Business Segment Detail Central Support Services Balance Sheet Adjusted Return on Equity Adjusted Return on Capital Growth Capital Expenditures Financial Indicators Asset Management Non-GAAP Financial Measures & Reconciliations @ 2019 Ryder System, Inc. 18 All Rights Reserved

Comparable Segment EBITDA First Quarter ($ Millions) 1Q20 FMS SCS DTS CSS/ELIMS Net segment earnings $ (108) $ 26 $ 10 $ (37) Income taxes (7) 5 2 (6) Non-operating pension costs (1) — — — 1 Other items impacting comparability (1) — — — 23 EBT (115) 31 12 (19) Interest expense / (income) 63 — (1) — Depreciation 512 10 1 1 Losses from used vehicle fair value adjustments 22 — — — Amortization 1 1 — — Comparable Segment EBITDA $ 483 $ 42 $ 12 $ (18) 1Q19 FMS SCS DTS CSS/ELIMS Net segment earnings $ 42 $ 24 $ 15 $ (36) Income taxes 19 8 2 (5) Non-operating pension costs (1) — — — 6 Other items impacting comparability (1) — — — 6 EBT 61 32 17 (29) Interest expense / (income) 56 — (1) — Depreciation 361 10 — 6 Losses from used vehicle fair value adjustments 17 — — — Amortization 1 1 — — Comparable Segment EBITDA $ 496 $ 43 $ 16 $ (23) (1) We do not allocate non-operating pension costs and other items impacting comparability to our segments. See our Non-GAAP reconciliations in this earnings presentation for further discussion on these items. @ 2019 Ryder System, Inc. 19 All Rights Reserved

Comparable Segment EBITDA History ($ Millions) FY 19 FMS SCS DTS CSS/ELIMS Net segment earnings $ (34) $ 109 $ 66 $ (165) Income taxes (36) 36 15 (33) Non-operating pension costs (1) — — — 60 Other items impacting comparability (1) — — — 38 EBT (70) 145 81 (100) Interest expense / (income) 243 1 (3) — Depreciation 1,826 42 4 8 Losses from used vehicle fair value adjustments 83 — — — Amortization 3 5 — — Comparable Segment EBITDA $ 2,085 $ 193 $ 82 $ (92) FY 18 FMS SCS DTS CSS/ELIMS Net segment earnings $ 258 $ 102 $ 54 $ (127) Income taxes 82 28 7 (15) Non-operating pension costs (1) — — — 8 Other items impacting comparability (1) — — — 22 EBT 340 130 61 (112) Interest expense / (income) 181 1 (2) — Depreciation 1,346 35 5 3 Losses from used vehicle fair value adjustments 54 — — — Amortization 3 4 — — Comparable Segment EBITDA $ 1,924 $ 170 $ 64 $ (109) (1) We do not allocate non-operating pension costs and other items impacting comparability to our segments. See our Non-GAAP reconciliations in this earnings presentation for further discussion on these items. @ 2019 Ryder System, Inc. 20 All Rights Reserved

Comparable Segment EBITDA History ($ Millions) FY 17 FMS SCS DTS CSS/ELIMS Net segment earnings $ 709 $ 71 $ 51 $ (110) Income taxes (413) 28 4 (44) Non-operating pension costs (1) — — — 28 Other items impacting comparability (1) — — — 24 EBT 296 99 55 (102) Interest expense / (income) 145 (2) (2) 1 Depreciation 1,219 32 4 3 Losses from used vehicle fair value adjustments 58 — — — Amortization 3 2 1 — Comparable Segment EBITDA $ 1,721 $ 131 $ 58 $ (98) (1) We do not allocate non-operating pension costs and other items impacting comparability to our segments. See our Non-GAAP reconciliations in this earnings presentation for further discussion on these items. @ 2019 Ryder System, Inc. 21 All Rights Reserved

ChoiceLease Fleet Count - Active Fleet Change March 31, March 31, ChoiceLease 2020 2019 2020 / 2019 Average Active Vehicles (1) 148,200 141,100 5 % Revenue per Average Active Vehicle (2) $ 5,350 $ 5,240 2 % End of Period Active Vehicles 148,400 142,800 4% (1) Active ChoiceLease vehicles are those units that earned revenue during the period, and are not classified as not yet earning or no longer earning units. (2) Calculated based on the quarterly ChoiceLease revenue. @ 2019 Ryder System, Inc. 22 All Rights Reserved

Business Segments

First Quarter

($ Millions)

	2020	2019	% B/(W)	Memo: Operating Revenue 2020	Memo: Operating Revenue 2019	Memo: Operating Revenue % B/(W)
Total Revenue:						
Fleet Management Solutions	$ 1,340.2	$ 1,351.6	(1)%	$ 1,157.5	$ 1,135.2	2 %
Supply Chain Solutions	628.4	635.7	(1)%	467.3	477.1	(2)%
Dedicated Transportation Solutions	334.9	349.6	(4)%	236.7	235.6	— %
Eliminations	(142.3)	(156.6)	9 %	(90.3)	(97.4)	7 %
Total	$ 2,161.3	$ 2,180.3	(1)%	$ 1,771.2	$ 1,750.5	1 %
Segment Earnings (Loss) Before Tax: [1]						
Fleet Management Solutions	$ (114.6)	$ 60.9	NM			
Supply Chain Solutions	31.0	32.3	(4)%			
Dedicated Transportation Solutions	12.2	17.4	(30)%			
Eliminations	(10.1)	(17.3)	42 %			
	(81.4)	93.3	NM			
Central Support Services (Unallocated Share)	(9.4)	(12.5)	25 %			
Non-operating Pension Costs	(1.2)	(6.5)	81 %			
Other Items Impacting Comparability	(21.6)	(6.2)	NM			
Earnings (Loss) Before Income Taxes	(113.6)	68.2	NM			
Provision for (Benefit From) Income Taxes	(4.5)	22.3	NM			
Earnings (Loss) from Continuing Operations	$ (109.1)	$ 45.9	NM			
Comparable Earnings (Loss) from Continuing Operations	$ (72.1)	$ 58.5	NM			

NM - Not meaningful
Note: Amounts may not be additive due to rounding.
(1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs and restructuring and other items, net.

@ 2019 Ryder System, Inc.
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Fleet Management Solutions (FMS) ($ Millions) First Quarter Revenue 2020 2019 % B/(W) ChoiceLease $ 792.2 $ 740.1 7 % SelectCare 136.1 135.8 — % Commercial Rental 205.8 236.1 (13)% Other 23.4 23.2 1 % FMS Operating Revenue 1,157.5 1,135.2 2 % Fuel Services Revenue 173.3 207.9 (17)% Lease Liability Insurance Revenue (1) 9.4 8.5 10 % FMS Total Revenue $ 1,340.2 $ 1,351.6 (1)% FMS Earnings (Loss) Before Tax FMS Earnings (Loss) Before Tax (EBT) $ (114.6) $ 60.9 NM FMS EBT as a % of FMS Total Revenue (8.5)% 4.5 % FMS EBT as a % of FMS Operating Revenue (9.9)% 5.4 % NM - Not meaningful Note: Amounts may not be additive due to rounding. (1) In the first quarter of 2020, we announced our plan to exit the extension of our liability insurance coverage for ChoiceLease customers. The exit of this program is estimated to be completed in the second quarter of 2021. We have revised our definition of operating revenues to exclude the revenues associated with this program for better comparability of our on-going operations. @ 2019 Ryder System, Inc. 24 All Rights Reserved

Supply Chain Solutions (SCS) ($ Millions) First Quarter Revenue 2020 2019 % B/(W) Automotive $ 171.7 $ 176.5 (3)% Technology & Healthcare 57.7 78.8 (27)% CPG & Retail 188.0 178.5 5 % Industrial & Other 49.9 43.3 15 % SCS Operating Revenue 467.3 477.1 (2)% Subcontracted Transportation 135.7 128.0 6 % Fuel 25.4 30.6 (17)% SCS Total Revenue $ 628.4 $ 635.7 (1)% Earnings Before Tax SCS Earnings Before Tax (EBT) $ 31.0 $ 32.3 (4)% SCS EBT as a % of SCS Total Revenue 4.9% 5.1 % SCS EBT as a % of SCS Operating Revenue 6.6% 6.8 % Note: Amounts may not be additive due to rounding. @ 2019 Ryder System, Inc. 25 All Rights Reserved

Dedicated Transportation Solutions (DTS) ($ Millions) First Quarter Revenue 2020 2019 % B/(W) DTS Operating Revenue $ 236.7 $ 235.6 — % Subcontracted Transportation 66.2 76.8 (14)% Fuel 32.0 37.2 (14)% DTS Total Revenue $ 334.9 $ 349.6 (4)% Earnings Before Tax DTS Earnings Before Tax (EBT) $ 12.2 $ 17.4 (30)% DTS EBT as a % of DTS Total Revenue 3.6% 5.0 % DTS EBT as a % of DTS Operating Revenue 5.1% 7.4% @ 2019 Ryder System, Inc. 26 All Rights Reserved

Central Support Services (CSS) ($ Millions) First Quarter 2020 2019 % B/(W) Allocated CSS Costs $ 59.3 $ 55.2 (7)% Unallocated CSS Costs 9.4 12.5 25 % Total CSS Costs $ 68.7 $ 67.8 (1)% Note: Amounts may not be additive due to rounding. @ 2019 Ryder System, Inc. 27 All Rights Reserved

Balance Sheet ($ Millions) March 31, 2020 December 31, 2019 Current Assets $ 1,857 $ 1,562 Revenue Earning Equipment, Net 10,034 10,428 Operating Property and Equipment, Net 907 918 Other Assets 1,567 1,568 Total Assets $ 14,364 $ 14,475 Current Liabilities $ 1,343 $ 1,471 Total Debt 8,174 7,925 Other Non-Current Liabilities (including Deferred Income Taxes) 2,604 2,603 Shareholders' Equity 2,243 2,476 Total Liabilities and Shareholders' Equity $ 14,364 $ 14,475 Note: Amounts may not be additive due to rounding. @ 2019 Ryder System, Inc. 28 All Rights Reserved

Adjusted Return on Equity (1,2) 20% 20 16.5% 14.4% 14.8% 14.9% 12.4% 13.2% 12.7% 11.1% 10%10 0.3% 0% 0 2011 2012 2013 2014 2015 2016 2017 2018 2019 Adj ROE (1) Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average shareholders' equity to adjusted average total equity is provided later in the slides. (2) Periods prior to 2017 do not reflect the impact from the lease accounting standard. @ 2019 Ryder System, Inc. 29 All Rights Reserved

(1) Adjusted Return on Capital 5.7% 5.7% 5.8% 5.8% 5.8% 5.2% 4.8% 5.5% 4.2% 4.8% 4.8% 4.7% 4.8% 4.8% 4.4% 4.3% 4.1% 1.9% 2011 2012 2013 2014 2015 2016 2017 (2) 2018 (2) 2019 Cost of Capital (COC) Adjusted Return on Capital (ROC) Adj ROC O/(U) COC 0.2% 0.9% 1.0% 1.1% 1.4% 0.5% 0.1% 0.4% (2.9)% Adjusted Total Capital ($B) (3) $4.6 $5.2 $5.6 $6.6 $7.1 $7.6 $7.2 $8.4 $10.0 (1) Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average total debt and average shareholders' equity to adjusted average total capital is provided later in these slides. (2) These amounts have been recast to reflect the impact of the lease accounting standard adopted in 2019. Periods prior to 2017 do not reflect the impact from the lease accounting standard. (3) Adjusted Total Capital represents Adjusted Average Total Capital in billions. @ 2019 Ryder System, Inc. 30 All Rights Reserved

(1) Financial Indicators $3,621 Gross Capital Expenditures ($ Millions) $3,165 $2,701 $2,161 $2,184 $2,298 $1,760 $1,763 $1,941 2011 2012 2013 2014 2015 2016 2017 2018 2019 Lease Commercial Rental PP&E/Other Free Cash (4) (4) Flow (257) (488) (340) (315) (728) 194 197 (936) (1,077) (2) Debt to Equity / Total Obligations to Equity 320% 261% 272% 260% 277% 263% 262% 275% 227% 222% 2011 2012 2013 2014 2015 2016 2017 2018 2019 Target (5) Pension Impact (3) Mid-Point Debt to (4) (4) Equity 257% 272% 227% 260% 277% 263% 222% 262% 320% 275% (1) Free Cash Flow exclude acquisitions. (2) The debt to equity metric was not revised in years prior to 2012 to reflect the change in accounting treatment of certain sale-leaseback transactions as debt. (3) Illustrates impact of accumulated net pension related equity charge on leverage. (4) These amounts have been recast to reflect the impact of the lease accounting standard adopted in 2019. Periods prior to 2017 do not reflect the impact from the lease accounting standard. @ 2019(5) RyderRepresents System, debt Inc. to equity target of 250% to 300% while maintaining solid investment grade credit rating. 31 All Rights Reserved

Asset Management (US Only) (a)(b)(c) @ 2019 Ryder System, Inc. 32 All Rights Reserved

Non-GAAP Financial Measures

This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation:

Non-GAAP Financial Measure	Comparable GAAP Measure	Reconciliation & Additional Information Presented on Slide Titled
Operating Revenue Measures:		
Operating Revenue	Total Revenue	Key Financial Statistics
FMS Operating Revenue, SCS Operating Revenue and DTS Operating Revenue	FMS Total Revenue, SCS Total Revenue and DTS Total Revenue	Fleet Management Solutions (FMS), Supply Chain Solutions (SCS) and Dedicated Transportation Solutions (DTS)
FMS EBT as a % of FMS Operating Revenue, SCS EBT as a % of SCS Operating Revenue, and DTS EBT as a % of DTS Operating Revenue	FMS EBT as a % of FMS Total Revenue, SCS EBT as a % of SCS Total Revenue, and DTS EBT as a % of DTS Total Revenue	Fleet Management Solutions (FMS), Supply Chain Solutions (SCS) and Dedicated Transportation Solutions (DTS)
Comparable Earnings Measures:		
Comparable Earnings (Loss) and Comparable EPS	Earnings (Loss) and EPS from Continuing Operations	Earnings (Loss) and EPS from Continuing Operations Reconciliation
Comparable Earnings (Loss) Before Income Tax and Comparable Tax Rate	Earnings (Loss) Before Income Tax and Tax Rate	Earnings (Loss) Before Income Tax and Tax Rate from Continuing Operations Reconciliation
Adjusted Return on Equity	Not Applicable. However, the non-GAAP elements of the calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average shareholders' equity to adjusted average equity is provided in the following reconciliations.	Adjusted Return on Equity Reconciliation
Adjusted Return on Capital (ROC) and Adjusted ROC Spread	Not Applicable. However, non-GAAP elements of the calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average total debt and average shareholders' equity to adjusted average total capital is provided.	Adjusted Return on Capital Reconciliation
Comparable Earnings (Loss) Before Interest, Taxes, Depreciation and Amortization - (EBITDA)	Earnings (Loss) from Continuing Operations	Comparable EBITDA Reconciliation
FMS Comparable EBITDA, SCS Comparable EBITDA, and DTS Comparable EBITDA **	FMS Net Segment Earnings, SCS Net Segment Earnings, and DTS Net Segment Earnings	Comparable Segment EBITDA
Cash Flow Measures:		
Total Cash Generated and Free Cash Flow	Cash Provided by Operating Activities	Cash Flow Reconciliation
Debt Measures:		
Total Obligations and Total Obligations to Equity	Balance Sheet Debt and Debt to Equity	Debt to Equity Reconciliation

**We believe comparable segment EBITDA provides investors with useful information, as it is a standard measure commonly reported and widely used by analysts, investors and other interested parties to measure financial performance by segment.

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33

(1) Earnings (Loss) and EPS from Continuing Operations Reconciliation ($ Millions, except Per Share Data) 1Q20 1Q20 1Q19 1Q19 Earnings EPS Earnings EPS GAAP $ (109.1) $ (2.09) $ 45.9 $ 0.87 Non-operating pension costs 0.1 — 4.6 0.09 ERP implementation costs 7.7 0.15 2.7 0.05 Restructuring and other, net 8.9 0.17 1.8 0.04 Tax adjustments 20.4 0.39 3.5 0.06 Comparable $ (72.1) $ (1.38) $ 58.5 $ 1.11 Note: Amounts may not be additive due to rounding. (1) The reconciliation of the EBT and Tax Rate for these items are included on next slide. @ 2019 Ryder System, Inc. 34 All Rights Reserved

Earnings (Loss) Before Income Tax and Tax Rate from Continuing Operations Reconciliation ($ Millions) 1Q20 1Q20 1Q20 EBT Tax Tax Rate (1) GAAP $ (113.6) ($4.5) (4.0)% Non-operating pension costs 1.2 1.1 ERP implementation costs 10.3 2.7 Restructuring and other, net 11.3 2.4 Tax adjustments — (20.4) Comparable (2) $ (90.8) $ (18.7) (20.6)% 1Q19 1Q19 1Q19 EBT Tax Tax Rate GAAP $ 68.2 $ 22.3 32.7 % Non-operating pension costs 6.5 1.9 ERP implementation costs 3.6 0.9 Restructuring and other, net 2.6 0.7 Tax adjustments — (3.5) Comparable (2) $ 80.8 $ 22.3 27.6 % Note: Amounts may not be additive due to rounding. (1) Q1 2020 tax rates reflect a benefit for the period. (2) The comparable provision for income taxes is computed using the same methodology as the GAAP provision for income taxes. Income tax effects of non-GAAP adjustments are calculated based on the statutory tax rates of the jurisdiction to which the non-GAAP adjustments relate. @ 2019 Ryder System, Inc. 35 All Rights Reserved

Adjusted Return on Equity Reconciliation (1)

($ Millions)

	2011	2012	2013	2014	2015	2016
Net earnings (2)	$ 170	$ 210	$ 238	$ 218	$ 305	$ 263
Other items impacting comparability (7)	6	17	—	115	18	13
Income taxes (3)	108	91	126	118	164	142
Adjusted earnings before income taxes	284	317	363	451	486	418
Adjusted income taxes (4)	(106)	(115)	(127)	(162)	(171)	(147)
Adjusted net earnings [A]	$ 178	$ 202	$ 236	$ 289	$ 315	$ 271
Average total shareholders' equity (5)	$ 1,428	$ 1,406	$ 1,594	$ 1,926	$ 1,895	$ 2,053
Average adjustments to shareholders' equity (6)	4	(3)	(2)	8	11	2
Adjusted average total equity [B]	$ 1,432	$ 1,403	$ 1,592	$ 1,934	$ 1,906	$ 2,055
Adjusted Return on Equity [A]/[B]	12.4 %	14.4 %	14.8 %	14.9 %	16.5 %	13.2 %

(1) Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average shareholders' equity to adjusted average total equity is provided on this slide.
(2) Earnings calculated based on a 12-month rolling period.
(3) Includes income taxes on discontinued operations.
(4) Adjusted income taxes represents the tax provision on adjusted earnings before income taxes.
(5) The average is calculated based on the GAAP balances.
(6) Represents the impact of other items impacting comparability, net of tax, to equity for the respective period.
(7) Other items impacting comparability are comprised of the following:

	2011	2012	2013	2014	2015	2016
Restructuring and other, net	$ 3.7	$ 8.1	$ (0.5)	$ 3.4	$ 18.1	$ 5.1
Pension-related adjustments	—	—	2.8	12.6	(0.5)	7.7
Pension lump sum settlement expense	—	—	—	97.2	—	—
Acquisition-related tax adjustment	—	—	—	1.8	—	—
Superstorm Sandy vehicle-related (recoveries) losses	—	8.2	(0.6)	—	—	—
Foreign currency translation benefit	—	—	(1.9)	—	—	—
Acquisition transaction costs	2.1	0.4	—	—	—	—
Other items impacting comparability	$ 5.8	$ 16.7	$ (0.2)	$ 115.0	$ 17.6	$ 12.8

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Adjusted Return on Equity Reconciliation (1)

($ Millions)

	2017	2018	2019	1Q19	1Q20
Net earnings (2)	$ 720	$ 285	$ (24)	$ 293	$ (179)
Other items impacting comparability (7)	24	22	38	13	53
Income taxes (3)	(423)	103	(19)	110	(46)
Adjusted earnings before income taxes	321	409	(5)	416	(172)
Adjusted income taxes (4)	(112)	(101)	13	(105)	53
Adjusted net earnings [A]	$ 209	$ 308	$ 8	$ 311	$ (119)
Average total shareholders' equity (5)	$ 1,984	$ 2,493	$ 2,533	$ 2,516	$ 2,474
Average adjustments to shareholders' equity (6)	(99)	(78)	15	25	18
Adjusted average total equity [B]	$ 1,885	$ 2,415	$ 2,548	$ 2,541	$ 2,492
Adjusted Return on Equity [A]/[B]	11.1 %	12.7 %	0.3 %	12.2 %	(4.8)%

(1) Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average shareholders' equity to adjusted average total equity is provided on this slide.
(2) Earnings calculated based on a 12-month rolling period.
(3) Includes income taxes on discontinued operations.
(4) Adjusted income taxes represents the tax provision on adjusted earnings before income taxes.
(5) The average is calculated based on the GAAP balances.
(6) Represents the impact of other items impacting comparability, net of tax, to equity for the respective period.
(7) Other items impacting comparability are comprised of the following:

	2017	2018	2019	1Q19	1Q20
Restructuring and other, net	$ 17.3	$ 5.6	$ 35.3	$ 8.6	$ 44.0
Pension-related adjustments	5.5	—	—	—	—
Operating tax adjustment	2.2	—	—	—	—
Tax reform-related and other tax adjustments, net	23.3	—	—	—	—
Gain on sale of property	(24.1)	—	(18.6)	—	(18.6)
Goodwill impairment	—	15.5	—	—	—
ERP implementation costs	—	0.7	21.3	4.3	28.0
Other items impacting comparability	$ 24.2	$ 21.8	$ 38.0	$ 12.9	$ 53.4

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37

Adjusted Return on Capital Reconciliation[1]

($ Millions)

	2011	2012	2013	2014	2015	2016
Net earnings [2]	$ 170	$ 210	$ 238	$ 218	$ 305	$ 263
Other items impacting comparability [9]	6	17	—	115	18	13
Income taxes [3]	108	91	126	118	164	142
Adjusted earnings before income taxes	284	317	363	451	486	418
Adjusted interest expense [4]	135	144	141	145	151	148
Adjusted income taxes [5]	(157)	(167)	(177)	(214)	(224)	(199)
Adjusted net earnings [A]	$ 262	$ 294	$ 327	$ 383	$ 413	$ 367
Average total debt [6]	$ 3,079	$ 3,778	$ 4,015	$ 4,653	$ 5,177	$ 5,549
Average off-balance sheet debt	78	2	1	2	1	1
Average total shareholders' equity [6]	1,428	1,406	1,594	1,926	1,895	2,053
Average adjustments to shareholders' equity [7]	4	(3)	(2)	8	11	2
Adjusted average total capital [B]	$ 4,588	$ 5,182	$ 5,608	$ 6,589	$ 7,084	$ 7,606
Adjusted return on capital [A]/[B]	5.7 %	5.7 %	5.8 %	5.8 %	5.8 %	4.8 %
Weighted average cost of capital	5.5 %	4.8 %	4.8 %	4.7 %	4.4 %	4.3 %
Adjusted return on capital spread [8]	0.2 %	0.9 %	1.0 %	1.1 %	1.4 %	0.5 %

(1) Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average total debt and average shareholders' equity to adjusted average total capital is provided on this slide.
(2) Earnings calculated based on a 12-month rolling period.
(3) Includes income taxes on discontinued operations.
(4) Interest expense includes interest on off-balance sheet vehicle obligations.
(5) Adjusted income taxes represents the tax provision on adjusted earnings before income taxes and adjusted interest expense.
(6) The average is calculated based on the average GAAP balances.
(7) Represents comparable earnings items for those periods.
(8) Represents the adjusted return on capital vs. cost of capital (trailing 12 months).
(9) Other items impacting comparability are discussed in our Adjusted Return on Equity Reconciliation.

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Adjusted Return on Capital Reconciliation (1)

($ Millions)

	2017 (9)	2018 (9)	2019	1Q19	1Q20
Net earnings (2)	$ 720	$ 285	$ (24)	$ 293	$ (179)
Other items impacting comparability (10)	24	22	38	13	53
Income taxes (3)	(423)	103	(19)	110	(46)
Adjusted earnings before income taxes	321	409	(5)	416	(172)
Adjusted interest expense (4)	142	181	241	198	249
Adjusted income taxes (5)	(162)	(146)	(43)	(155)	—
Adjusted net earnings [A]	$ 301	$ 443	$ 193	$ 459	$ 76
Average total debt (6)	$ 5,395	$ 6,025	$ 7,427	$6,366	$7,732
Average off-balance sheet debt	—	—	—	—	—
Average total shareholders' equity (6)	1,984	2,493	2,533	2,516	2,474
Average adjustments to shareholders' equity (7)	(99)	(78)	15	25	18
Adjusted average total capital [B]	$ 7,280	$ 8,440	$ 9,975	$8,907	$10,224
Adjusted return on capital [A]/[B]	4.2 %	5.2 %	1.9 %	5.2 %	0.8 %
Weighted average cost of capital	4.1 %	4.8 %	4.8 %	4.8 %	4.6 %
Adjusted return on capital spread (8)	0.1 %	0.4 %	(2.9)%	0.4 %	(3.8)%

(1) Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average total debt and average shareholders' equity to adjusted average total capital is provided on this slide.
(2) Earnings calculated based on a 12-month rolling period.
(3) Includes income taxes on discontinued operations.
(4) Interest expense includes interest on off-balance sheet vehicle obligations.
(5) Adjusted income taxes represents the tax provision on adjusted earnings before income taxes and adjusted interest expense.
(6) The average is calculated based on the average GAAP balances. Upon adoption of the new leasing accounting standard retrospectively in 2019, there is no longer any off-balance sheet debt.
(7) Represents comparable earnings items for those periods.
(8) Represents the adjusted return on capital vs. cost of capital (trailing 12 months).
(9) These amounts have been recasted to reflect the impact of the lease accounting standard. Periods prior to 2017 do not reflect the impact from the lease accounting standard.
(10) Other items impacting comparability are discussed in our Adjusted Return on Equity Reconciliation.

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39

Comparable EBITDA Reconciliation(1) ($ Millions) 2011 2012 2013 Earnings from continuing operations $ 171.4 $ 200.7 $ 243.3 Provision for income taxes 108.0 102.1 125.7 Earnings before income taxes from continuing operations 279.4 302.8 369.0 Non-operating pension costs 18.7 31.4 22.2 Restructuring and other, net 3.7 8.1 (0.5) Pension-related adjustments — — 2.8 Superstorm Sandy vehicle-related (recoveries) losses — 8.2 (0.6) Foreign currency translation benefit — — (1.9) Acquisition transaction costs 2.1 0.4 — Comparable earnings before income taxes 303.8 350.9 391.1 Interest expense 133.2 140.6 140.5 Depreciation 872.3 939.7 967.2 Losses from used vehicle fair value adjustments — — 16.4 Amortization 8.8 8.4 7.9 Comparable EBITDA $ 1,318.0 $ 1,439.5 $ 1,523.1 (1) Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of earnings before income taxes from continuing operations to comparable earnings before income taxes from continuing operations is provided on this slide. Note: Amounts may not be additive due to rounding. @ 2019 Ryder System, Inc. 40 All Rights Reserved

Comparable EBITDA Reconciliation(1) ($ Millions) 2014 2015 2016 2017 (2) Earnings from continuing operations $ 220.2 $ 306.0 $ 265.2 $ 720.1 Provision for income taxes 118.1 163.2 142.0 (423.7) Earnings before income taxes from continuing operations 338.3 469.2 407.3 296.4 Non-operating pension costs 5.5 17.8 29.9 27.7 Restructuring and other, net 3.4 18.1 5.1 17.3 Pension-related adjustments 12.6 (0.5) 7.7 5.5 Pension lump sum settlement expense 97.2 — — — Operating tax adjustment — — — 2.2 Tax reform-related and other tax adjustments, net — — — 23.3 Gain on sale of property — — — (24.1) Acquisition-related tax adjustment 1.8 — — — Comparable earnings before income taxes 458.7 504.6 449.9 348.3 Interest expense 144.7 150.4 147.8 141.9 Depreciation 1,047.0 1,122.0 1,187.1 1,257.7 Losses from used vehicle fair value adjustments 10.8 18.0 67.4 58.1 Amortization 6.9 6.8 5.8 5.8 Comparable EBITDA $ 1,668.2 $ 1,801.7 $ 1,858.2 $ 1,812.0 (1) Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of earnings before income taxes from continuing operations to comparable earnings before income taxes from continuing operations is provided on this slide. (2) These amounts have been recast to reflect the impact of the lease accounting standard adopted in 2019. Periods prior to 2017 do not reflect the impact from the lease accounting standard. Note: Amounts may not be additive due to rounding. @ 2019 Ryder System, Inc. 41 All Rights Reserved

Comparable EBITDA Reconciliation[1]

($ Millions)

	Three months ended March 31, 2020	Three months ended March 31, 2019	Twelve month ended December 31, 2019	Twelve month ended December 31, 2018[2]
Earnings (loss) from continuing operations	$ (109.1)	$ 45.9	$ (23.3)	$ 286.9
Provision for income taxes	(4.5)	22.3	(19.0)	102.5
Earnings (loss) before income taxes from continuing operations	(113.6)	68.2	(42.3)	389.5
Non-operating pension costs	1.2	6.5	60.4	7.5
ERP implementation costs	10.3	3.6	21.3	0.7
Restructuring and other, net	11.3	2.6	35.3	5.6
Gain on sale of property	—	—	(18.6)	—
Goodwill impairment	—	—	—	15.5
Comparable earnings (loss) before income taxes	(90.8)	80.8	56.1	418.9
Interest expense	62.6	55.3	241.4	180.5
Depreciation	523.2	377.4	1,878.9	1,388.6
Losses from used vehicle fair value adjustments	21.5	16.7	83.1	53.7
Amortization	2.0	2.1	8.3	7.6
Comparable EBITDA	$ 518.5	$ 532.3	$ 2,267.8	$ 2,049.4

(1) Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of earnings before income taxes from continuing operations to comparable earnings before income taxes from continuing operations is provided on this slide.

(2) These amounts have been recast to reflect the impact of the lease accounting standard adopted in 2019. Periods prior to 2017 do not reflect the impact from the lease accounting standard.

Note: Amounts may not be additive due to rounding.

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Cash Flow Reconciliation

($ Millions)

	2011	2012	2013	2014	2015
Cash Provided by Operating Activities from Continuing Operations	$ 1,042	$ 1,160	$ 1,252	$ 1,383	$ 1,442
Proceeds from Sales (Primarily Revenue Earning Equipment) (1)	337	413	452	497	427
Collections of Direct Finance Leases (1)	62	72	71	66	71
Other, net (1)	—	—	8	(1)	—
Total Cash Generated	1,442	1,645	1,783	1,944	1,940
Capital Expenditures (1), (2)	(1,699)	(2,133)	(2,123)	(2,259)	(2,668)
Free Cash Flow (3)	$ (257)	$ (488)	$ (340)	$ (315)	$ (728)

Memo:

	2011	2012	2013	2014	2015
Depreciation Expense (4)	$ 863	$ 944	$ 967	$ 1,047	$ 1,122
Net Cash Used in Investing Activities	(1,657)	(1,635)	(1,604)	(1,705)	(2,161)
Net Cash Provided by (Used in) Financing Activities	504	438	347	312	731

Note: Amounts may not be additive due to rounding.

(1) Included in cash flows from investing activities.
(2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment.
(3) Non-GAAP financial measure. We refer to the net amount of cash generated from operating activities and investing activities (excluding changes in acquisitions) from continuing operations as "free cash flow". We calculate free cash flow as the sum of net cash provided by operating activities from continuing operations and net cash provided by the sale of revenue earning equipment and operating property and equipment, collections on direct finance leases and other cash inflows from investing activities, less purchases of revenue earning equipment and property.
(4) Includes adjustment to reclassify losses from fair value adjustments on our used vehicles to "Used Vehicles Sales, Net".

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Cash Flow Reconciliation

($ Millions)

	2016	2017 [5]	2018 [5]	2019	Three months ended March 31, 2019	Three months ended March 31, 2020
Cash Provided by Operating Activities from Continuing Operations	$1,601	$1,628	$1,718	$2,141	$485	$439
Proceeds from Sales (Primarily Revenue Earning Equipment)[1]	421	429	396	518	103	103
Collections of Direct Finance Leases [1]	77	N/A	N/A	N/A	N/A	N/A
Total Cash Generated	2,099	2,057	2,114	2,659	589	542
Capital Expenditures [1], [2]	(1,905)	(1,860)	(3,050)	(3,735)	(1,027)	(431)
Free Cash Flow [3]	$194	$197	$(936)	$(1,077)	$(438)	$111
Memo:						
Depreciation Expense [4]	$1,187	$1,258	$1,389	$1,879	$377	$523
Net Cash Used in Investing Activities	(1,406)	(1,439)	(2,821)	(3,217)	(923)	(333)
Net Cash Provided by (Used in) Financing Activities	(186)	(162)	1,086	1,084	434	218

Note: Amounts may not be additive due to rounding.

(1) Included in cash flows from investing activities.
(2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment.
(3) Non-GAAP financial measure. We refer to free cash flow as the sum of net cash provided by operating activities from continuing operations and net cash provided by the sale of revenue earning equipment and operating property and equipment, collections on direct finance leases and other cash inflows from investing activities, less purchases of revenue earning equipment and property.
(4) Includes adjustment to reclassify losses from fair value adjustments on our used vehicles to "Used Vehicles Sales, Net".
(5) These amounts have been recast to reflect the impact of the lease accounting standard adopted in 2019. Prior full year periods do not reflect the impact from the lease accounting standard.

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Debt to Equity Reconciliation(1) ($ Millions) % to 2011 Equity Debt $ 3,382 257 % PV of minimum lease payments and guaranteed residual values under operating leases for vehicles 64 Total Obligations (2) $ 3,446 261% (1) The debt to equity metric was not revised in years prior to 2012 to reflect the change in accounting treatment of certain sale-leaseback transactions as debt. (2) For years beginning in 2012, sale-leaseback transactions that were previously accounted for as off-balance sheet are now included in GAAP balance sheet debt. The Company does not reconcile total obligations to equity for these years as this metric is the same as the debt to equity metric. Note: Amounts may not recalculate due to rounding. @ 2019 Ryder System, Inc. 45 All Rights Reserved

@ 2019 Ryder System, Inc. 46 All Rights Reserved